UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 6, 2023

HOLOGIC, INC.

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

1-36214	04-2902449
(Commission File Number)	(I.R.S. Employer Identification No.)

250 Campus Drive, Marlborough, Massachusetts	01752
(Address of Principal Executive Offices)	(Zip Code)

(508) 263-2900

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	HOLX	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	Compensatory Arrangements of Certain Officers

Approval of revised forms of Performance Stock Unit (“PSU”) Award Agreements. On November 6, 2023, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of Hologic, Inc. (the “Company”) approved PSU Award Agreements for fiscal 2024. One form of PSU Award Agreement provides for vesting based on achievement of return on invested capital (“ROIC”) goals, one form of PSU Award Agreement provides for vesting based on three-year relative total shareholder return (“relative TSR”) and one form of PSU Award Agreement provides for vesting based on achievement of free cash flow (“FCF”) goals.

Approval of a revised form of Restricted Stock Unit (“RSU”) Award Agreement and a revised form of Non-Qualified Stock Option Award Agreement. The Compensation Committee also approved a revised form of RSU Award Agreement and a revised form of Non-Qualified Stock Option Award Agreement.

The above descriptions of the PSU Award Agreements, the RSU Award Agreement and the Non-Qualified Stock Option Award Agreement (together, the “Award Agreements”) do not purport to be complete and are qualified in their entirety by reference to the applicable Award Agreement, copies of which are attached to this report as Exhibits 10.1, 10.2, 10.3, 10.4, and 10.5 and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Form of Performance Stock Unit Award Agreement (ROIC) (adopted fiscal 2024)

10.2	Form of Performance Stock Unit Award Agreement (relative TSR) (adopted fiscal 2024)

10.3	Form of Performance Stock Unit Award Agreement (FCF) (adopted fiscal 2024)

10.4	Form of Restricted Stock Unit Award Agreement (adopted fiscal 2024)

10.5	Form of Non-Qualified Stock Option Award Agreement (adopted fiscal 2024)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 13, 2023	HOLOGIC, INC.

	By:	/s/ John M. Griffin
John M. Griffin General Counsel